UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2009

PLUM CREEK TIMBER COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

(206) 467-3600

Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

(a) On January 13, 2009, two wholly owned subsidiaries of Plum Creek Timber Company, Inc. (“Plum Creek”), as sellers, and The Nature Conservancy, a non-profit corporation of the District of Columbia, and the Trust for Public Land, a California nonprofit public benefit corporation, as purchasers, agreed to amend the Real Estate Purchase and Sale Agreement (the “Agreement”) previously entered into by the parties on June 30, 2008. The Agreement, which governs the terms of Plum Creek’s previously announced sale of certain of its western Montana timberlands to the purchasers, provides for the transaction to be completed in three phases scheduled to occur in December 2008, 2009 and 2010. The first phase was completed on December 15, 2008.

Under the terms of the amendment, the purchasers have agreed to close the second phase of the transaction, covering approximately 112,000 acres for a purchase price of $250 million, in February 2009 instead of December 2009. In exchange for the earlier closing of the second phase of the transaction, the parties agreed to a $13 million reduction of the transaction value to Plum Creek.

For a complete description of the terms and conditions of the amendment, please refer to Exhibit 2.1, which is incorporated herein by reference and filed with this Current Report on Form 8-K.

Section 9. Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed with this report:

Exhibit No.
2.1	Third Amendment to Real Estate Purchase and Sale Agreement dated as of January 13, 2009, by and among Plum Creek Timberlands, L.P., a Delaware limited partnership, and Plum Creek Land Company, a Delaware corporation, as Sellers, and The Nature Conservancy, a non-profit corporation of the District of Columbia, and The Trust for Public Land, a California nonprofit public benefit corporation, as Purchasers (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By:	/s/ David W. Lambert
David W. Lambert
Senior Vice President and Chief Financial Officer

DATED: January 15, 2009

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.
2.1	Third Amendment to Real Estate Purchase and Sale Agreement dated as of January 13, 2009, by and among Plum Creek Timberlands, L.P., a Delaware limited partnership, and Plum Creek Land Company, a Delaware corporation, as Sellers, and The Nature Conservancy, a non-profit corporation of the District of Columbia, and The Trust for Public Land, a California nonprofit public benefit corporation, as Purchasers (filed herewith).